Exhibit 10.3 FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of March 30, 2016 and is entered into by and among TERRAFORM GLOBAL OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, GOLDMAN SACHS BANK USA (“Goldman Sachs”), as a Lender and as Administrative Agent (“Administrative Agent”) and the other Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of August 5, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM GLOBAL, LLC, a Delaware limited liability company, the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment. RECITALS WHEREAS, the Credit Parties have requested that the Requisite Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement as provided for herein; and WHEREAS, subject to certain conditions, the Requisite Lenders and Administrative Agent are willing to agree to such amendments relating to the Credit Agreement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION I. AMENDMENTS TO CREDIT AGREEMENT A. Section 5.1(c) of the Credit Agreement is hereby amended to insert the following proviso immediately following the phrase “in accordance with generally accepted auditing standards);” appearing therein: “provided that, notwithstanding anything herein to the contrary, the financial statements and accompanying report delivered pursuant to this Section 5.1(c) with respect to the Fiscal Year ending December 31, 2015 shall be delivered on or before April 30, 2016;” B. Section 9 of the Credit Agreement shall be amended to add Section 9.11 thereto in applicable numerical sequence as follows: “9.11. Engagement of Financial Consultant by Administrative Agent. Administrative Agent or its counsel may, at Administrative Agent’s sole discretion, engage one or more financial or other advisors or consultants satisfactory to Administrative Agent, to advise and assist Administrative Agent, Administrative Agent’s counsel, and Lenders with their on- going assessment of Borrower’s financial performance and its ability to repay the Obligations. Each Credit Party will, and will cause each of its Subsidiaries to, permit any such advisor or consultant to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. Such financial or other advisors or consultants shall comply with the Section 10.17 (Confidentiality) of the Credit Agreement as if such advisor or consultant were a Lender. Administrative Agent and Lenders

Exhibit 10.3 2 may elect to maintain the confidentiality of any conclusions reached or reports prepared by any such advisor or consultant and may also provide that any such advisor’s or consultant’s conclusions shall be covered by the attorney work-product privilege. Each Credit Party agrees to reimburse Administrative Agent for any and all reasonable fees and expenses of any such advisor or consultant in accordance with Section 10.3 of the Credit Agreement.” SECTION II. CONDITIONS TO EFFECTIVENESS This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”): A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders. B. Representations and Warranties. The representations and warranties contained in Section III hereof and in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. C. Default. As of the date hereof, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default. D. Consulting Services Engagement Letter. Administrative Agent shall have received a counterpart signature page of the consulting services engagement letter (the “Engagement Letter”), dated on or about the date hereof, duly executed by each of Zolfo Cooper, LLC (“ZC”), Latham & Watkins LLP, the Administrative Agent and Parent and its subsidiaries. E. Fees. The Administrative Agent shall have received, or shall have received satisfactory confirmation of payment of, all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including (i) the retainer payable to ZC pursuant to the Engagement Letter and (ii) to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document. SECTION III. REPRESENTATIONS AND WARRANTIES In order to induce Administrative Agent and the Requisite Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects: A. Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

Exhibit 10.3 3 B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party. C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect. D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect. E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default. SECTION IV. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document

Exhibit 10.3 4 to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the First Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement. SECTION V. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Credit Documents. (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents. B. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT

Exhibit 10.3 5 MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. D. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. E. Credit Document. This Amendment shall constitute a Credit Document. [Remainder of this page intentionally left blank.]

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. TERRAFORM GLOBAL, LLC By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer TERRAFORM GLOBAL OPERATING, LLC By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] EM HOLDINGS 18, LLC By: TerraForm Global Operating, LLC, its managing member By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer SE EMERGING MARKETS SOLAR HOLDINGS PTE. LTD. By: ____/s/ Authorized Signatory_________________ Name: Title: Authorized Signatory TERRAFORM GLOBAL INTERNATIONAL HOLDINGS B.V. By: ______/s/ S.I. Rep_________________________ Name: S.I. Rep Title: Managing Director

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and as a Lender By: ____/s/ Anisha Malhotra__________________ Anisha Malhotra Authorized Signatory

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] BANK OF AMERICA, N.A., as a Lender By: __/s/ Mark Godfriaux________________ Mark Godfriaux Vice President

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] BARCLAYS BANK PLC, as a Lender By: __/s/ Matthew Cybul________________ Matthew Cybul Authorized Signatory

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] CITIBANK, N.A., as a Lender By: __/s/ Carl Cho________________ Carl Cho Vice President

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: __/s/ M. Tarkington________________ M. Tarkington Authorized Signatory By: __/s/ Authorized Signatory________________ Authorized Signatory

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] MORGAN STANLEY BANK, N.A., as a Lender By: __/s/ Authorized Signatory________________ Authorized Signatory

Exhibit 10.3 [Signature Page to First Amendment to Credit and Guaranty Agreement] SOCIETE GENERALE, as a Lender By: __/s/ Nigel Elvey________________ Nigel Elvey Director